PROVISIONS AND OTHER LIABILITIES	12 Months Ended
Dec. 31, 2018
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
PROVISIONS AND OTHER LIABILITIES

9.	PROVISIONS AND OTHER LIABILITIES
Provisions and other liabilities are composed of Asset Retirement Obligations ("ARO"), finance leases, onerous lease contracts and other liabilities. The following table provides a continuity of the balances for the following periods:

	Asset retirement obligations	Finance leases	Onerous lease contracts	Other liabilities	Total
Balance, December 31, 2016	$652.3	$37.9	$—	$4.4	$694.6
Incurred during the period	5.4	—	26.5	(1.5)	30.4
Property dispositions	(420.4)	(2.0)	—	—	(422.4)
Expenditures on remediation/provisions settled	(15.9)	(1.7)	(0.3)	(0.6)	(18.5)
Other revisions	3.9	—	—	—	3.9
Accretion (amortization)	11.4	—	—	—	11.4
Balance, December 31, 2017	$236.7	$34.2	$26.2	$2.3	$299.4
Incurred during the period	1.4	—	6.8	(0.4)	7.8
Property dispositions	(0.9)	—	—	—	(0.9)
Expenditures on remediation/provisions settled	(23.2)	(0.8)	(5.6)	(0.2)	(29.8)
Revision due to rate changes (1)	24.6	—	—	—	24.6
Other revisions	(4.1)	—	(3.2)	—	(7.3)
Accretion (amortization)	5.4	—	1.6	—	7.0
Balance, December 31, 2018	$239.9	$33.4	$25.8	$1.7	$300.8

(1)	Relates to the change in the inflation rate from 1.5 percent to 2.0 percent. The offset is recorded in PP&E.

As at December 31, 2018	Asset retirement obligations	Finance leases	Onerous lease contracts	Other liabilities	Total
Current including assets held for sale (1)	$50.0	$0.7	$4.9	$0.1	$55.7
Long term	189.9	32.7	20.9	1.6	245.1
	$239.9	$33.4	$25.8	$1.7	$300.8

As at December 31, 2017
Current	$29.9	$0.9	$4.4	$—	$35.2
Long term	206.8	33.3	21.8	2.3	264.2
	$236.7	$34.2	$26.2	$2.3	$299.4

(1)	Includes $16.0 million of asset retirement obligation related to assets held for sale at December 31, 2018.
The following assumptions were used to estimate the ARO liability:

	As at
	December 31, 2018	December 31, 2017
Total escalated future costs	$491.7	$420.2
Discount rate, per annum	2.3%	2.3%
Inflation rate, per annum	2.0%	1.5%

Pengrowth has been contributing to an externally managed trust fund established to fund abandonment and reclamation costs associated with SOEP. These costs are expected to be incurred within the next 3 to 4 years. The majority of the abandonment and reclamation costs on other assets, not covered by a fund, are expected to be incurred between 2035 and 2085.
ONEROUS LEASE CONTRACTS
Pengrowth completed significant asset dispositions which led to a management decision to complete an operational restructuring in 2017. Reduction of staff levels and excess office space resulted in Pengrowth recognizing a $37.0 million restructuring cost in 2017, of which $26.2 million related to onerous office lease contracts at December 31, 2017 as the economic benefits from actual or potential subleases were exceeded by the unavoidable costs of the lease contract over the remaining term. During the third quarter of 2018, Pengrowth recognized an additional onerous lease of $5.4 million related to the construction camp at Lindbergh and is recorded as part of the $6.8 million incurred during the period under onerous lease contracts. As Pengrowth shifted its development methodology away from the previously contemplated large single phase approach to expansion achieved in incremental steps, the camp will likely not be utilized at Lindbergh. Accordingly, the economic benefits of the construction camp were exceeded by the unavoidable costs of the contract over the remaining term. The total onerous lease contract provision amounted to $25.8 million at December 31, 2018.